SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

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[   ]         Preliminary Proxy Statement                                                                                     [   ]   Confidential, for Use of the
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[   ]         Definitive Additional Materials                                                                                            by Rule 14a-6(e)(2))
[ ]	Soliciting Material Pursuant to
240.14a-11(c) or 240.14a-12

WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND
(NYSE – WIW)

385 East Colorado Boulevard
Pasadena, California 91101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 5, 2016

To the Shareholders of
WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND

     The Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) will be held at the offices of Guggenheim Partners, LLC, 227 West Monroe Street, Suite 4900, Chicago, Illinois 60606, on Thursday, May 5, 2016 at 10:00 a.m., Central time, for the following purposes:

     (1) Electing two Class III Trustees, to hold office for the term indicated; and

     (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

     The Board of Trustees has fixed the close of business on March 23, 2016 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of Trustees
Mark E. Mathiasen, Secretary

Pasadena, California
April 12, 2016

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

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WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND

385 East Colorado Boulevard
Pasadena, California 91101

PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) for use at the annual meeting of shareholders of the Fund, to be held on May 5, 2016 at 10:00 a.m., Central time (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders will be asked to consider the re-election of Ronald E. Toupin, Jr. and Jane E. Trust to the Board of Trustees of the Fund. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about April 12, 2016.

     The Board of Trustees has fixed the close of business on March 23, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the close of business on that date, the Fund had issued and outstanding 61,184,134 common shares of beneficial interest, no par value (the “Shares”). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

     Shareholders of the Fund as of the close of business on March 23, 2016 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone or via the Internet) or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies by the Board of Trustees will be borne by the Fund.

     Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

     Jane E. Trust, Mark E. Mathiasen and Amy J. Lee, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Ms. Trust is a Trustee of the Fund, Mr. Mathiasen is an officer of the Fund, and Ms. Lee is an officer of Guggenheim Funds Investment Advisors, LLC. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as a Trustee of the Fund, the nominee listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except when a different vote is required by any provision of law or the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) or Bylaws, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting will decide any questions and a plurality of Shares voted shall elect a Trustee.

HOW TO SUBMIT A PROXY

     Shareholders of record may submit a proxy in respect of their shares by using any of the following methods:

     By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

     Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

     By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

     Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have the opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

     By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL

ELECTION OF TWO CLASS III TRUSTEES

     In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a “Class”) prior to the initial public offering of the Shares: Class I, whose term will expire at the Fund’s 2017 annual meeting of shareholders; Class II, whose term will expire at the Fund’s 2018 annual meeting; and Class III, whose term will expire at the Fund’s Annual Meeting. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting will be elected for a three-year term.

     The following table sets forth the nominees who will stand for re-election at the Annual Meeting, the Class of Trustees to which he or she has been designated and the expiration of his or her term if elected:

NOMINEE	CLASS	EXPIRATION OF TERM IF ELECTED*
Ronald E. Toupin, Jr.	Class III	2019 Annual Meeting
Jane E. Trust	Class III	2019 Annual Meeting

*
Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under the Fund’s classified Board structure, ordinarily only the Trustee(s) in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an “anti-takeover” measure, may make it more difficult for the Fund’s shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the re-election of Mr. Toupin and Ms. Trust. The nominees have agreed to continue to serve if elected at the Annual Meeting. If a nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person or persons as the Board of Trustees may recommend.

     Information Regarding the Trustees. Information about the Trustees, including their ages as of March 1, 2016, is set forth below. The address of each Trustee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Mr. Toupin and Ms. Trust are nominees for election at the Annual Meeting.

		Term of		Number of
		Office	Principal	Portfolios In	Other	Shares of
	Position(s)	and	Occupations	Fund Complex*	Directorships	the Fund
	Held	Length	During	Overseen by	Held by	Beneficially
	With	of Time	the Past	Trustee or	Trustee or	Owned on
Name and Age	Fund	Served	5 Years	Nominee	Nominee*	March 1, 2016

Independent Trustees

Michael Larson	Trustee	Term	Chief Investment	2	Republic Services,	4,547**
56	and	expires	Officer for		Inc. (2009-present);
	Chairperson	in 2017;	William H.		Autonation, Inc.
	of the	served	Gates III		(2010-present);
	Board of	since	(1994–present).(3)		(Fomento Economico
	Trustees(1)(2)	September			Mexicano, SAB
		2004			(2011-present);
EcoLab, Inc.
(2012-present).
Formerly, Grupo
Televisa, S.A.B.
(2009-2014).

Ronald A.	Trustee(1)(2)	Term	Partner, Nyberg	107	None	818
Nyberg		expires	& Cassioppi, LLC
62		in 2018;	(2000-present).
		served	Formerly, Executive
		since	Vice President,
		January	General Counsel,
		2004	and Corporate
Secretary of Van Kampen Investments
(1982-1999).

Ronald E.	Nominee	Term	Portfolio Consultant	104	Bennett Group of Funds	1,329
Toupin, Jr.	and	expires at	(2010–present);		(2011-2013).
57	Trustee(1)(2)	Annual	Formerly Vice President,
		Meeting;	Manager and Portfolio
		served	Manager of Nuveen Asset
		since	Management (1998-1999),
		January	Vice President and Portfolio
		2004	Manager of Nuveen
Investment Advisory Corporation (1992-1999),
Vice President and Manager of Nuveen Unit
Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Company, Inc.
(1982-1999).

		Term of		Number of
		Office	Principal	Portfolios In	Other	Shares of
	Position(s)	and	Occupations	Fund Complex*	Directorships	the Fund
	Held	Length	During	Overseen by	Held by	Beneficially
	With	of Time	the Past	Trustee or	Trustee or	Owned on
Name and Age	Fund	Served	5 Years	Nominee	Nominee*	March 1, 2016

Interested Trustee

Jane E. Trust(4)	Nominee	Term	Managing Director	152	None	None
53	and	expires	of Legg Mason &
	Trustee	at Annual	Co., LLC (“Legg
		Meeting;	Mason & Co.”)
		served since	(2015-present);
		April 2015	Officer and/or
Trustee/Director
of 161 funds
associated with
Legg Mason
Partners Fund
Advisor, LLC
(“LMPFA”) or
its affiliates
(2015-present);
President and
Chief Executive
Officer of LMPFA
(2015-present);
formerly, Senior
Vice President of
LMPFA (2015);
formerly, Director
of ClearBridge, LLC
(formerly, Legg
Mason Capital
Management, LLC)
(2007-2014);
formerly, Managing
Director of Legg
Mason Investment
Counsel & Trust Co.
(2000-2007).

(1)	Member of the Audit Committee of the Board of Trustees.

(2)	Member of the Governance and Nominating Committee of the Board of Trustees.

(3)
Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust.  Since 1997, Western Asset has provided discretionary investment advice with respect to one or more separate investment portfolios for Mr. Gates and the Bill and Melinda Gates Foundation Trust.  Since the beginning of the last two completed fiscal years of the Fund, at no time did the value of those investment portfolios exceed 0.5% of Western Asset’s total assets under management.  No changes to these arrangements are currently contemplated.

(4)
Ms. Trust is an “interested trustee” (as defined above) of the Fund because of her position as Managing Director of Legg Mason & Co., LLC and her positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Fund’s investment managers, Western Asset Management Company (“Western Asset” or the “Manager”), Western Asset Management Company Pte. Ltd., Western Asset Management Company Limited and Western Asset Management Company Ltd (together, the “Investment Managers”).

*
Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Securities & Income Fund, a closed-end investment company. Western Asset serves as adviser to Western Asset/Claymore Inflation-Linked Securities & Income Fund. Messrs. Nyberg and Toupin also serve as Trustees of Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Build America Bonds Managed Duration Trust, Guggenheim Equal Weight Enhanced Equity Income Fund, Guggenheim Enhanced Equity Strategy Fund, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Energy & Income Fund and Managed Duration Investment Grade Municipal Fund, each of which is a closed-end management investment company managed by Guggenheim Funds Investment Advisors, LLC (“Guggenheim Advisors” or the “Investment Adviser”) or serviced by Guggenheim Funds Distributors, LLC (“Guggenheim Distributors”), Claymore Exchange-Traded Fund Trust (consisting of 30 separate portfolios), Claymore Exchange-Traded Fund Trust 2 (consisting of 14 separate portfolios), Guggenheim Funds Trust (consisting of 19 separate portfolios), Guggenheim Strategy Funds Trust (consisting of 4 separate portfolios), Guggenheim Variable Funds Trust (consisting of 16 separate portfolios), and Transparent Value Trust (consisting of 10 separate portfolios), each of which is an open-end management investment company managed by Guggenheim Advisors, or Security Investors, LLC or Guggenheim Partners Investment Management, LLC, affiliates of Guggenheim Advisors. Additionally, Mr. Nyberg serves as Trustee for Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent Claymore Convertible Securities and Income Fund II, each of which is a closed-end investment company managed or serviced by Guggenheim Advisors or its affiliates. Ms. Trust serves as an officer and/or Trustee/Director of 161 open- and closed-end management investment companies associated with Legg Mason & Co. or its affiliates. Each of these Funds is considered part of the same Fund Complex as the Fund.

**	As discussed below under “Share Ownership Information”, Mr. Larson disclaims beneficial ownership of the shares of the Fund beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

Additional Information Concerning the Board of Trustees

     The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser, Investment Managers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a Board member of the Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Ms. Trust, his status as not being an “interested person” (as defined in the 1940 Act) of the Fund; and, as to Ms. Trust, her status as a representative of Legg Mason, Inc., the parent company of Western Asset. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee or Nominee:

     Mr. Larson: Portfolio management expertise and experience, including his current position as Chief Investment Officer for William H. Gates III, with responsibility for all of Mr. Gates’s non-Microsoft investments and all of the investments of the Bill & Melinda Gates Foundation Trust; prior significant experience overseeing fixed income investment strategies and making fixed income investment decisions at various investment management companies, including Harris Investment Management, Putnam Management Company and ARCO Investment Management Company; and experience as a board member of various businesses and other organizations.

     Mr. Nyberg: Business and legal expertise and experience, including significant experience with the regulatory requirements and other legal matters applicable to the investment management industry and closed-end funds such as the Fund as General Counsel for Van Kampen Investments; experience as a senior partner of a law firm; and experience serving on the boards of investment companies within the Guggenheim Advisors fund complex.

     Mr. Toupin: Portfolio management expertise and experience, including significant experience overseeing fixed income investment strategies and making fixed income investment decisions for investment companies within the Nuveen Investments fund complex, and experience serving on the boards of investment companies within the Guggenheim Advisors fund complex.

     Ms. Trust: Investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities.

     References to the qualifications, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

     The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairperson of the Board is an Independent Trustee. The Chairperson of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairperson's independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s Chairperson works with the Investment Adviser, the Investment Managers and other service providers to set agendas for the meetings of the applicable Board committees). Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Investment Adviser and the Investment Managers. The Board also noted that 75% of its members are Independent Trustees. The Board reviews its structure on an annual basis.

     As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Investment Adviser and the Investment Managers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.

     The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Investment Managers, the affiliates of the Investment Adviser and Investment Managers, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and Western Asset’s chief compliance officer (“CCO”) and Western Asset’s chief risk officer, as well as various personnel of the Investment Adviser and the Investment Managers and other service providers such as the Fund’s independent accountants, report to the Audit Committee and/or to the Board from time to time with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

     Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Managers, consisting of Messrs. Larson, Nyberg and Toupin (Chairperson). Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Investment Managers and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. The charter is not currently made available on the Fund’s website.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (“SAS No. 114,” which supersedes SAS No. 61). SAS No. 114 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the Fund’s audited financial statements for the last fiscal year in the Fund’s annual report to shareholders.

     Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Managers, consisting of Messrs. Larson, Nyberg (Chairperson) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which was attached as Appendix A to the Fund’s Proxy Statement dated April 3, 2014. The charter is not currently made available on the Fund’s website.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i)

availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

     Although the Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying Trustee nominees, as a matter of practice the Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance and Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance and Nominating Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Trustees have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance and Nominating Committee in its decision making process.

     The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund’s current Trustees, officers, Investment Adviser, Investment Managers, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund’s procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee’s Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund’s Board of Trustees.

     Meetings. During 2015, the Board of Trustees held four meetings, the Audit Committee held three meetings and the Governance and Nominating Committee held three meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the

Committees of the Board of Trustees on which he or she served. Each Trustee attended the Fund’s annual shareholder meeting in June 2015.

     Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund’s Secretary, at the Fund’s Investment Adviser, Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606. The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

     Trustee Holdings. The following table states the dollar range of equity securities beneficially owned as of December 31, 2015 by each Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same “family of investment companies.”

Aggregate Dollar Range
of Equity Securities in all
Funds Overseen or to
	Dollar Range	be Overseen by Trustee
Name of	of Equity	or Nominee in Family
Trustee or Nominee	Securities in the Fund	of Investment Companies

Independent Trustees
Michael Larson	$10,001-$50,000	$50,001-$100,000
Ronald A. Nyberg	$1-$10,000	Over $100,000
Ronald E. Toupin, Jr.	$10,001-$50,000	Over $100,000

Interested Trustee
Jane E. Trust	None	None

     Trustee Compensation. Trustees of the Fund who are not Independent Trustees receive no salary or fees from the Fund. Each Independent Trustee of the Fund receives a fee of $20,000 annually for serving as a Trustee of the Fund, and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairperson of the Board of Trustees receives an additional $5,000 per year for serving in that capacity. The Audit Committee Chairperson and the Governance and Nominating Committee Chairperson each receive an additional $3,000 annually for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

     For the fiscal year ended December 31, 2015, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other funds in the same “Fund Complex.”

				Total
		Pension or		Compensation
		Retirement	Estimated	from the
	Aggregate	Benefits	Annual	Fund and its
	Compensation	Accrued as	Benefits	Fund Complex
Name of Trustee	from	Part of Fund’s	Upon	Paid to
or Nominee	the Fund	Expenses	Retirement	Trustees(1)
Independent Trustees
Michael Larson	$34,500	$0	$0	$69,000
Ronald A. Nyberg	$32,500	$0	$0	$400,500
Ronald E. Toupin, Jr.	$32,500	$0	$0	$355,000

Interested Trustee
Kenneth D. Fuller(2)	$0	$0	$0	$0
Jane E. Trust(3)	$0	$0	$0	$0

(1)
Represents aggregate compensation paid to each Trustee during the fiscal year ended December 31, 2015 for serving as Trustees to the Fund and other funds in the Fund Complex. Messrs. Larson, Nyberg and Toupin and Ms. Trust serve as Trustees to 2, 107, 104 and 152 funds in the Fund Complex, respectively.

(2)	Mr. Fuller resigned as a Trustee effective April 1, 2015.

(3)	Ms. Trust was appointed as a Trustee effective April 1, 2015.

     During 2015, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser, an Investment Manager or their respective affiliates.

     Required Vote. A plurality of the Shares voted at the Annual Meeting with respect to a particular Class of Trustees is required to elect a Trustee nominee as a member of that Class of Trustees. Thus, with respect to Class III, the Trustee nominees who receive the greatest number of votes properly cast will be elected as Class III Trustees. The Trustees unanimously recommend that shareholders vote to elect Mr. Toupin and Ms. Trust to the Board of Trustees as Class III Trustees.

INFORMATION CONCERNING THE INVESTMENT
ADVISER, THE INVESTMENT MANAGERS AND
THE FUND’S OFFICERS

     The Investment Adviser is an indirect subsidiary of Guggenheim Partners, LLC, a privately-held financial services company. The address of Guggenheim Partners, LLC and the Investment Adviser is 227 West Monroe Street, Chicago, Illinois 60606. Western Asset is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The following three non-U.S. affiliates of Western Asset serve as investment managers of the Fund: Western Asset Management Company Pte. Ltd. in Singapore, Reg. No. 200007692R, 1 George Street #23-01, Singapore 049145, Western Asset Management Company Limited in London, 10 Exchange Square, Primrose Street, London, England EC2A

2EC and Western Asset Management Company Ltd in Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. The address of Legg Mason, Inc. is 100 International Drive, Baltimore, Maryland 21202. Western Asset’s address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Managers, LMPFA, 620 Eighth Avenue, New York, NY 10018, serves as the Fund’s administrator.

     Information regarding the executive officers of the Fund, including their ages as of March 1, 2016 and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

Shares of
the Fund
			Principal	Beneficially
		Term of Office	Occupation(s)	Owned on
Name	Position(s) Held	and Length	During	December 31,
and Age	with Fund	of Time Served(1)	the Past 5 Years	2015
Jane E. Trust	Trustee and	Served since	Managing Director of	None
53	President	April 2015	Legg Mason & Co.,
LLC (“Legg Mason
& Co.”) (2015-present);
Officer and/or Trustee/
Director of 161 funds
associated with Legg
Mason Partners Fund
Advisor, LLC
(“LMPFA”) or its
affiliates (2015-present);
President and Chief
Executive Officer of
LMPFA (2015-present);
formerly, Senior Vice
President of LMPFA
(2015); formerly,
Director of ClearBridge,
LLC (formerly, Legg
Mason Capital
Management, LLC)
(2007-2014); formerly,
Managing Director of
Legg Mason Investment
Counsel & Trust Co.
(2000-2007).

Charles A.	Vice	Served since	General Counsel of	None
Ruys de Perez	President	March 2007	Western Asset
58			Management Company
(2007-present).
Formerly: Chief
Compliance Officer,
Putnam Investments
(2004-2007); Managing
Director and Senior
Counsel of Putnam
Investments (2001-2004).

Shares of
the Fund
			Principal	Beneficially
		Term of Office	Occupation(s)	Owned on
Name	Position(s) Held	and Length	During	December 31,
and Age	with Fund	of Time Served(1)	the Past 5 Years	2015
Richard F. Sennett	Chief Financial	Served since	Chief Financial Officer	None
45	Officer and	December 2011	(2011-present) and
	Treasurer		Treasurer (2013-present)
100 International			of certain mutual funds
Drive			associated with Legg
Baltimore, MD			Mason & Co. or its affiliates
21202			(Managing Director of
Legg Mason & Co. and
Senior Manager of the
Treasury Policy group
for Legg Mason &
Co.’s Global Fiduciary
Platform (2011-present);
formerly, Chief
Accountant within the
SEC’s Division of
Investment Management
(2007-2011); formerly,
Assistant Chief
Accountant within the
SEC’s Division of
Investment Management
(2002-2007).

Todd F. Kuehl	Chief	Served since	Managing Director of	300
46	Compliance	February 2007	Legg Mason & Co.
	Officer		(2011-present); Chief
100 International			Compliance Officer of
Drive			certain mutual funds
Baltimore, MD			associated with Legg
21202			Mason & Co. or its
affiliates (2006-present);
formerly, Chief
Compliance Officer of
Legg Mason Private
Portfolio Group (prior
to 2010); Branch Chief,
Division of Investment
Management, U.S.
Securities and Exchange
Commission (2002-2006)

Mark E. Mathiasen	Secretary	Served since	Managing Director of	None
37		November 2010	Guggenheim Partners,
LLC (2012-present);
227 West			Secretary of certain funds
Monroe Street			in the Guggenheim
Chicago, IL 60606			Funds complex.

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

     It is currently anticipated that the Fund’s next annual meeting of shareholders will be held within 30 days of the anniversary of the Annual Meeting. Proposals that shareholders wish to present to the 2017 Annual Meeting and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be delivered to the Secretary of the Fund not less than 120 days prior to April 12, 2017 (i.e., on or before December 13, 2016).

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2017 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not less than 45 days, nor more than 60 days, prior to April 12, 2017 (i.e., no earlier than February 11, 2017 and no later than February 26, 2017).

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund’s Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

     As of March 1, 2016, all Trustees, the nominee for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund. As of March 23, 2016, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 61,181,381 Shares (representing approximately 99.99% of the outstanding Shares). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of March 1, 2016, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

	Share	Percentage
Shareholder Name and Address	Holdings	Owned
Cascade Investment, L.L.C.(1)(2)	13,522,751	22.10%
2365 Carillon Point,
Kirkland, WA 98033

Wells Fargo & Company(3)	4,408,420	7.21%
Wells Capital Management Incorporated
420 Montgomery Street
San Francisco, CA 94104

First Trust Portfolios L.P.(4)	4,265,917	6.97%
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

1607 Capital Partners, LLC(5)	4,048,909	6.62%
13 S. 13th Street
Suite 400
Richmond, VA 23219

	Share	Percentage
Shareholder Name and Address	Holdings	Owned
Financial & Investment Management Group LTD.(6)	3,794,758	6.20%
111 Cass Street
Traverse City, MI 49684

(1)	Based on information obtained from a Form 4 filed with the Securities and Exchange Commission on April 8, 2015.

(2)
Mr. Larson is the Business Manager of Cascade Investment, L.L.C. (“Cascade”), but disclaims any beneficial ownership of the shares beneficially owned by Cascade. All shares beneficially owned by Cascade may be deemed to be beneficially owned by William H. Gates III, as the sole member of Cascade.

(3)	Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 29, 2016.

(4)	Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on January 29, 2016.

(5)	Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on February 16, 2016.

(6)	Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 22, 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s officers and Trustees, the Investment Adviser, the Investment Managers, certain affiliates of the Investment Adviser and Investment Managers, and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2015, all such filing requirements were met with respect to the Fund, except as follows: Form 3 filings (relating to an initial statement of beneficial ownership of securities for the Fund) for Peter Nachtwey, Tom Merchant, John Kenney and Jennifer Murphy, each an officer of the Manager.

ANNUAL REPORT TO SHAREHOLDERS

     The Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2015 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, c/o Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606 or you may call 1-866-486-2228.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2016, and the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by the vote of a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

     The following table presents fees billed in each of the Fund’s last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

	Audit	Audit-Related		All Other
Fiscal year ended	Fees	Fees	Tax Fees	Fees
December 31, 2014	$28,792	$0	$4,800	$1,191
December 31, 2015	$43,626	$0	$4,850	$557

     “Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s financial statements for those fiscal years and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

     “Audit Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

     “Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     “All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

     For the Fund’s fiscal years ended December 31, 2014 and December 31, 2015, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $257,238 and $337,766, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

     Pre-Approval Policies of the Audit Committee. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes pre-approval policies and procedures. Specifically, the Audit Committee Charter provides:

     To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

(h)
pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors, in each case where the engagement has estimated fees of $50,000 or less; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

     Since the Fund's inception in February 2004, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a “Service Affiliate”), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

     No amounts were billed to the Investment Adviser or any Service Affiliates by PricewaterhouseCoopers LLP for non-audit services that required pre-approval by the Fund’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during either of the Fund’s last two fiscal years. PricewaterhouseCoopers LLP did not bill any “Tax Fees” or “All Other Fees” that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2014 and December 31, 2015.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Trustees
Mark E. Mathiasen, Secretary

April 12, 2016

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APPENDIX A

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

AUDIT COMMITTEE CHARTER

Revised as of September 23, 2015

     The Board of Trustees (the “Board”) of Western Asset/Claymore Securities & Income Fund and Western Asset/Claymore Opportunities & Income Fund (each a “Fund” and, collectively, the “Funds”) has adopted this Charter to govern the activities of the Audit Committee of the Board with respect to its oversight of each Fund. This Charter applies separately to each Fund and its Board and Audit Committee, and shall be interpreted accordingly.

     The Audit Committee of the Board shall be comprised entirely of “independent” Trustees, as such term is interpreted for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange (the “Exchange”). The Audit Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of the Exchange.

 The purposes of the Audit Committee shall be:

(a)
to assist with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors;

(b)	to oversee generally the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls and, as appropriate, the internal controls of certain service providers;

(c)	to oversee generally the quality and objectivity of the Fund’s financial statements and the independent audit thereof;

(d)	to act as a liaison between the Fund’s independent auditors and the full Board; and

(e)
to oversee the preparation of the report required by Item 407(d)(3)(i) of Regulation S-K to be included in the proxy statement of the Fund if the proxy statement relates to the election of Trustees of the Fund.

     To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

(a)
be directly responsible for the appointment, termination, compensation, and oversight of the work of the independent auditors engaged by the Fund for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have ultimate authority for all audit engagement fees and terms. The Board and the Fund’s shareholders shall have such rights to approve, ratify and replace the Fund’s independent auditors as are provided by applicable law.

(b)
consider the independence of the Fund’s independent auditors, and in connection therewith to obtain at least annually formal written reports from the auditors regarding the auditors’ independence, including a delineation of all relationships between the auditors and the Fund, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

(c)
meet with the Fund’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and the responses of Claymore Advisors, LLC, Western Asset Management Company, Western Asset Management Company Limited, Western Asset Management Company Ltd. and Western Asset Management Company Pte. Ltd. (each a “Manager”), as applicable, thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and the Fund’s shareholders.

(d)
review and discuss with management and the independent auditors the Fund’s annual financial statements, including any narrative discussion by management concerning the Fund’s financial condition and investment performance.

(e)	review and discuss with management the Fund’s semi-annual financial statements, including, any narrative discussion by management concerning the Fund’s financial condition and investment performance.

(f)	review major issues regarding accounting principles and financial statement presentations, including, to the extent applicable: (A) any significant changes in management’s selection or application of accounting principles for the Fund, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant reporting issues and judgments made in connection with the preparation of the Fund’s financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Fund’s financial statements.

(g)	consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Managers or the auditors.

(h)
pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors, in each case where the engagement has estimated fees of $50,000 or less; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

(i)
establish procedures for (A) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (B) the confidential, anonymous submission by employees of the Fund, the Fund’s investment adviser(s), administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters.

(j)	if and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

(k)
obtain and review at least annually a report from the independent auditors describing (i) the independent auditors’ internal quality-control procedures and (ii) any material issues raised by the independent auditors’ most recent internal quality-control review or peer review or by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

(l)	review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

(m)
discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information and earnings guidance provided by management to analysts or rating agencies. The Audit Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

(n)	discuss with management its guidelines and policies with respect to risk assessment and risk management.

(o)	review such other matters or information that it believes may be relevant to the auditors, the audit engagement or the Fund’s financial policies and procedures or internal accounting controls.

(p)	report its activities to the full Board on a regular basis.

     The Audit Committee shall also have the power to make such recommendations with respect to the above and other matters as it may deem necessary or appropriate.

     The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Audit Committee may be taken without a meeting if at least a majority of the members of the Audit Committee consent thereto in writing.

     At least annually, the Audit Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall regularly meet with the Treasurer of the Fund and may seek to meet with internal auditors, if any, for the Manager as circumstances warrant.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants. The Fund shall provide the necessary funding, as determined by the Audit Committee, to compensate the Fund’s independent auditors and any advisers employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Fund or of any of the Fund’s service providers or the Fund’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

     Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Manager(s) or the Fund’s independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Manager(s) to maintain appropriate systems for accounting and internal control; the independent auditors’ responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and management’s and the independent auditors’ responsibility to determine that the Fund’s financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of the Funds and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

 The Audit Committee shall assess its own performance at least annually.

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PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E04856-P76615	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE					To withhold authority to vote for any individual
ELECTION OF THE NOMINEES		For	Withhold	For All	nominee(s), mark "For All Except" and write the
		All	All	Except	name(s) of the nominee(s) on the line below.
1.	Election of Class III Trustees

	1a. Ronald E. Toupin, Jr.	☐	☐	☐
1b. Jane E. Trust

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

       PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign here exactly as your name appears on the books of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important notice regarding the availability of Proxy Materials for the Shareholder Meeting:
The Proxy Statement is available at www.proxyvote.com.

E04857-P76615

Western Asset/Claymore Inflation-Linked
Opportunities & Income Fund
Proxy for Annual Meeting of Shareholders on May 5, 2016

Solicited on behalf of the Board of Trustees

The undersigned, revoking all prior proxies hereby appoints Jane E. Trust, Mark E. Mathiasen and Amy J. Lee, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a Massachusetts business trust (the “Fund”), to be held at 227 West Monroe Street, Suite 4900, Chicago, IL 60606, on May 5, 2016, at 10:00 a.m., Central time, and at any adjournment(s) or postponements(s) thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE SIGN AND DATE THE REVERSE SIDE.